Convertible Promissory Notes	6 Months Ended
Jun. 30, 2012
Convertible Promissory Notes [Abstract]
CONVERTIBLE PROMISSORY NOTES

9 – CONVERTIBLE PROMISSORY NOTES

In May 2012 the Company received $300,000 related to five convertible notes. The term of each note is 12 months. Interest is computed at 6% based on a 360 day year and is payable on the maturity date. Interest is due and payable only if the notes are repaid in cash. These notes were converted to common stock at a conversion rate of $.10 per share on July 15th, 2012

The Company recorded a discount to the convertible note in the amount of $300,000. This amount consists of a beneficial conversion feature in the amount of $300,000 determined on the intrinsic value between the fair market value of the Company’s stock and the conversion price.